Merrill Lynch Investment Managers




Semi-Annual Report

January 31, 2001




Merrill Lynch
Arkansas Municipal
Bond Fund

www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Arkansas
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

#20058--1/01



Merrill Lynch Arkansas Municipal Bond Fund

January 31, 2001


TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 clearly has moderated in recent months. After growing at approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. An initial estimate of fourth quarter 2000 GDP growth was recently released at 1.4%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2%--3% range. By early September, US Treasury bond yields had declined more than 20 basis points (0.20%) to 5.65% as a result of moderating economic growth and low inflation.

However, rising oil and natural gas prices, rekindled investors' inflationary fears, and US Treasury bond yields quickly rose to nearly 6% at the end of September 2000. During October and into mid-November, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. In December 2000, significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus upon the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

Citing declining consumer confidence and weakening industrial production and retail sales growth, the Federal Reserve Board lowered short-term interest rates by 50 basis points twice during January 2001. This action triggered a significant rebound in many US equity indexes, reducing the appeal of many US fixed-income securities. Additionally, many investors sold US Treasury bonds to realize recent profits believing that the Federal Reserve Board's actions in January 2001, as well as those anticipated in the near future, would quickly restore US economic growth to earlier levels. By the end of the six-month period ended January 31, 2001, US Treasury bond yields declined overall by nearly 30 basis points to close the period at 5.50%.

Long-term tax-exempt bonds also responded well to the positive economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 40 basis points to end the period at 5.43%, their lowest monthly closing level in over 18 months.

New long-term tax-exempt issuance has continued to decline on an annual basis, although declines in bond yields have triggered a recent increase in municipal underwritings. Most of this recent increase in tax-exempt issuance was underwritten in January 2001. Lower bond yields were responsible for the significant increase in refunding activity. Local and state issuers used the recent period of lower bond yields as an opportunity to refinance outstanding, higher-couponed debt issues at lower rates. Historically, January monthly underwritings are among the lowest monthly issuance of the year. Despite the surge in January issuance, long-term tax-exempt bond yields were still able to decline, underscoring the ongoing positive technical position the municipal market has enjoyed in recent quarters.

The reduction in annual issuance has helped provide much of the technical support within the tax-exempt bond market. The demand for municipal bonds came from a number of non-traditional and conventional sources. Fortunately, the combination of reduced annual bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered the significant decline in municipal bond yields seen in recent months.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates in 2001, any legislation is unlikely to be enacted before late summer. These factors suggest that the strong technical position the municipal market has enjoyed is likely to continue. Given the recent market performance by tax-exempt bonds over the past year, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.

Portfolio Strategy
During the past six months, we continued our strategy of seeking to limit the Fund's volatility. With signs of a decline in US economic growth and consumer confidence, there was a significant decrease in Arkansas municipal bond interest rates from November 2000 to January 2001. As interest rates fell, we maintained the Fund's strategy of selling interest rate-sensitive issues. With the proceeds, we purchased bonds with a maturity range of 15 years--20 years. During the six months ended January 31, 2001, new-issue supply was up only 1% compared to the same period a year ago, making portfolio restructuring difficult. Going forward, we expect to maintain the Fund's neutral position and remain fully invested in an effort to enhance shareholder income.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Arkansas
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry Glenn)
Terry Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and Portfolio Manager



March 6, 2001




Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001



PROXY RESULTS

During the six-month period ended January 31, 2001, Merrill Lynch Arkansas Municipal Bond Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 21, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                   Shares Voted         Shares Withheld
                                                                                       For                From Voting
1. To elect the Fund's Board of Trustees:    Terry K. Glenn                           518,799                3,173
                                             James H. Bodurtha                        518,799                3,173
                                             Herbert I. London                        518,799                3,173
                                             Joseph L. May                            518,799                3,173
                                             Andre F. Perold                          518,799                3,173
                                             Roberta Cooper Ramo                      518,799                3,173

                                                                            Shares Voted       Shares Voted        Shares Voted
                                                                                For              Against             Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                          521,973                 0                   0

3. To approve an amendment to the Fund's charter permitting
   the Board to convert the Fund to "master/feeder" structure.                505,335             7,321               9,317


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Recent Performance Results*
                                                                     6 Month        12 Month     Since Inception  Standardized
As of January 31, 2001                                             Total Return   Total Return     Total Return   30-Day Yield
ML Arkansas Municipal Bond Fund Class A Shares                         +5.08%        +10.53%          +43.11%          1.78%
ML Arkansas Municipal Bond Fund Class B Shares                         +4.81         + 9.96           +38.56           1.35
ML Arkansas Municipal Bond Fund Class C Shares                         +4.66         + 9.75           +38.28           1.26
ML Arkansas Municipal Bond Fund Class D Shares                         +5.03         +10.42           +42.86           1.69

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are from 9/30/94 for Class A & Class B
 Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001


PERFORMANCE DATA (concluded)

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/00                        +9.32%         +4.95%
Five Years Ended 12/31/00                  +4.49          +3.64
Inception (9/30/94)
through 12/31/00                           +5.82          +5.13

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/00                        +8.87%         +4.87%
Five Years Ended 12/31/00                  +3.96          +3.96
Inception (9/30/94) through 12/31/00       +5.28          +5.28

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/00                        +8.77%         +7.77%
Five Years Ended 12/31/00                  +3.86          +3.86
Inception (10/21/94)
through 12/31/00                           +5.31          +5.31

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/00                        +9.32%         +4.95%
Five Years Ended 12/31/00                  +4.39          +3.54
Inception (10/21/94) through 12/31/00      +5.85          +5.15

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arkansas Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
IDR      Industrial Development Revenue Bonds
S/F      Single-Family


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001

SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
S&P      Moody's   Face
Ratings  Ratings  Amount                                 Issue                                                       Value

Arkansas--86.8%
                          Arkansas State Development Finance Authority, S/F Mortgage Revenue Bonds (d):
AAA      NR*   $   310      AMT, Series A, 7.30% due 3/01/2013                                                      $   319
AAA      NR*       275      (Mortgage Backed Securities Program), Series H, 6.15% due 7/01/2016 (a)                     290

AA       NR*       300    Arkansas State Development Finance Authority, Wastewater System Revenue Bonds
                          (Revolving Loan Fund), Series A, 5.85% due 12/01/2019                                         315

                          Arkansas State, GO (College Savings), Series A:
AA       Aa2       770      6.09%** due 6/01/2016                                                                       357
AA       Aa2       750      5.95%** due 6/01/2017                                                                       328

NR*      A         250    Arkansas State Student Loan Authority Revenue Bonds, AMT, Sub-Series B, 7.25%
                          due 6/01/2009                                                                                 283

A        A3        275    Baxter County, Arkansas, IDR, Refunding (Aeroquip Corp. Project), 5.80% due 10/01/2013        293

BBB+     Baa1      625    Camden, Arkansas, Environmental Improvement Revenue Bonds (International Paper Co.
                          Project), AMT, Series A, 7.625% due 11/01/2018                                                677

AAA      Aaa       250    Fort Smith, Arkansas, Water, Sewer and Construction Revenue Refunding Bonds,
                          6% due 10/01/2012 (b)                                                                         254

AAA      Aaa       200    Jonesboro, Arkansas, Residential Housing and Health Care Facilities Board, Hospital
                          Revenue Refunding Bonds (Saint Bernards Regional Medical Center), Series B, 5.90%
                          due 7/01/2016 (e)                                                                             212

AAA      Aaa       300    North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series A, 6.50%
                          due 7/01/2015 (b)                                                                             356

AAA      Aaa       200    Saline County, Arkansas, Retirement Housing and Healthcare Facilities Board Revenue
                          Refunding Bonds (Evangelist Lutheran Project), 5.80% due 6/01/2011(e)                         213

AAA      Aaa       300    Sebastian County, Arkansas, Community Junior College District, GO, 5.95% due 4/01/2029 (e)    320

AAA      Aaa       250    University of Central Arkansas, Housing System Revenue Bonds, 6.50% due 1/01/2031 (c)         286

Puerto Rico--9.5%

AAA      Aaa       225    Puerto Rico Commonwealth, GO, 6.50% due 7/01/2004 (f)                                         249

AAA      Aaa       250    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series DD, 5% due
                          7/01/2028 (b)                                                                                 247

Total Investments (Cost--$4,571)--96.3%                                                                               4,999

Other Assets Less Liabilities--3.7%                                                                                     190
                                                                                                                    -------
Net Assets--100.0%                                                                                                  $ 5,189
                                                                                                                    =======


(a)FNMA Collateralized.
(b)MBIA Insured.
(c)FSA Insured.
(d)GNMA Collateralized.
(e)AMBAC Insured.
(f)Prerefunded.
  *Not Rated.
 **Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

   See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2001
Assets:             Investments, at value (identified cost--$4,570,827)                                     $  4,998,558
                    Cash                                                                                         183,409
                    Interest receivable                                                                           54,062
                    Prepaid registration fees and other assets                                                     6,421
                                                                                                            ------------
                    Total assets                                                                               5,242,450
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                            $      2,630
                      Distributor                                                                 1,521
                      Investment adviser                                                            430            4,581
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        48,698
                                                                                                            ------------
                    Total liabilities                                                                             53,279
                                                                                                            ------------

Net Assets:         Net assets                                                                              $  5,189,171
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     13,254
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         24,591
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          8,218
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          3,455
                    Paid-in capital in excess of par                                                           4,749,329
                    Accumulated realized capital losses on investments--net                                     (29,543)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                                                    (7,864)
                    Unrealized appreciation on investments--net                                                  427,731
                                                                                                            ------------
                    Net assets                                                                              $  5,189,171
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $1,389,098 and 132,535 shares of
                             beneficial interest outstanding                                                $      10.48
                                                                                                            ============
                    Class B--Based on net assets of $2,576,612 and 245,911 shares of
                             beneficial interest outstanding                                                $      10.48
                                                                                                            ============
                    Class C--Based on net assets of $861,453 and 82,182 shares of
                             beneficial interest outstanding                                                $      10.48
                                                                                                            ============
                    Class D--Based on net assets of $362,008 and 34,548 shares of
                             beneficial interest outstanding                                                $      10.48
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                               For the Six Months Ended
                                                                                                        January 31, 2001
Investment Income:  Interest and amortization of premium and discount earned                                $    162,289

Expenses:           Professional fees                                                      $     26,164
                    Printing and shareholder reports                                             19,907
                    Accounting services                                                          19,629
                    Investment advisory fees                                                     15,373
                    Account maintenance and distribution fees--Class B                            6,899
                    Registration fees                                                             5,051
                    Trustees' fees and expenses                                                   2,851
                    Account maintenance and distribution fees--Class C                            2,543
                    Pricing fees                                                                  2,351
                    Transfer agent fees--Class B                                                  1,059
                    Custodian fees                                                                  747
                    Transfer agent fees--Class A                                                    481
                    Transfer agent fees--Class C                                                    290
                    Account maintenance fees--Class D                                               226
                    Transfer agent fees--Class D                                                    141
                    Other                                                                         1,671
                                                                                           ------------
                    Total expenses before reimbursement                                         105,383
                    Reimbursement of expenses                                                   (12,578)
                                                                                           ------------
                    Total expenses after reimbursement                                                            92,805
                                                                                                            ------------
                    Investment income--net                                                                        69,484
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                             29,061
Unrealized          Change in unrealized appreciation on investments--net                                        160,314
Gain on                                                                                                     ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $    258,859
                                                                                                            ============
                    See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                           January 31,        July 31,
Increase (Decrease) in Net Assets:                                                             2001             2000
Operations:         Investment income--net                                                 $     69,484     $    249,807
                    Realized gain on investments--net                                            29,061           86,616
                    Change in unrealized appreciation on investments--net                       160,314         (233,518)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        258,859          102,905
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (21,766)         (78,474)
Shareholders:         Class B                                                                   (32,090)        (119,133)
                      Class C                                                                    (9,377)         (27,152)
                      Class D                                                                    (6,251)         (25,048)
                    Realized gain on investments--net:
                      Class A                                                                   (15,508)          (9,978)
                      Class B                                                                   (29,092)         (17,113)
                      Class C                                                                    (9,609)          (3,905)
                      Class D                                                                    (4,395)          (3,167)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --           (2,297)
                      Class B                                                                        --           (3,939)
                      Class C                                                                        --             (899)
                      Class D                                                                        --             (729)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (128,088)        (291,834)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                             (1,084,249)      (3,041,477)
Transactions:                                                                              ------------     ------------

Net Assets:         Total decrease in net assets                                               (953,478)      (3,230,406)
                    Beginning of period                                                       6,142,649        9,373,055
                                                                                           ------------     ------------
                    End of period                                                          $  5,189,171     $  6,142,649
                                                                                           ============     ============


                    See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                            Class A

                                                                       For the
                                                                         Six
                                                                        Months
The following per share data and ratios have been derived               Ended
from information provided in the financial statements.                 Jan. 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000      1999     1998       1997
Per Share           Net asset value, beginning of period              $  10.23   $  10.39  $  10.69  $  10.72   $  10.34
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .16        .37       .43       .47        .52
                    Realized and unrealized gain (loss) on
                    investments--net                                       .37      (.11)     (.27)       .03        .38
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .53        .26       .16       .50        .90
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.16)      (.37)     (.43)     (.47)      (.52)
                      Realized gain on investments--net                  (.12)      (.04)      --++     (.04)         --
                      In excess of realized gain on
                      investments--net                                      --      (.01)     (.03)     (.02)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.28)      (.42)     (.46)     (.53)      (.52)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.48   $  10.23  $  10.39  $  10.69   $  10.72
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                5.08%+++      2.68%     1.42%     4.79%      8.94%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                      2.96%*      2.32%     1.63%     1.18%       .83%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            3.41%*      2.77%     2.08%     1.63%      1.92%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              2.84%*      3.66%     4.00%     4.38%      4.96%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,389   $  1,756  $  2,606  $  3,246   $  1,781
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                    .00%     43.29%     9.12%    61.45%     41.07%
                                                                      ========   ========  ========  ========   ========


                  *Annualized.
                 **Total investment returns exclude the effects of sales loads.
                 ++Amount is less than $.01 per share.
                +++Aggregate total investment return.

                   See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                            Class B

                                                                       For the
                                                                         Six
                                                                        Months
The following per share data and ratios have been derived               Ended
from information provided in the financial statements.                 Jan. 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000      1999      1998       1997
Per Share           Net asset value, beginning of period              $  10.23   $  10.39  $  10.69  $  10.71   $  10.34
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .12        .32       .37       .42        .46
                    Realized and unrealized gain (loss) on
                    investments--net                                       .37      (.11)     (.27)       .04        .37
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .49        .21       .10       .46        .83
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.12)      (.32)     (.37)     (.42)      (.46)
                      Realized gain on investments--net                  (.12)      (.04)      --++     (.04)         --
                      In excess of realized gain on
                      investments--net                                      --      (.01)     (.03)     (.02)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.24)      (.37)     (.40)     (.48)      (.46)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.48   $  10.23  $  10.39  $  10.69   $  10.71
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                4.81%+++      2.16%      .91%     4.35%      8.29%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                      3.48%*      2.83%     2.13%     1.70%      1.34%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            3.93%*      3.28%     2.58%     2.16%      2.44%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              2.33%*      3.15%     3.50%     3.89%      4.46%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  2,577   $  3,047  $  4,815  $  6,539   $  7,527
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                    .00%     43.29%     9.12%    61.45%     41.07%
                                                                      ========   ========  ========  ========   ========

                  *Annualized.
                 **Total investment returns exclude the effects of sales loads.
                 ++Amount is less than $.01 per share.
                +++Aggregate total investment return.

                   See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                            Class C

                                                                       For the
                                                                         Six
                                                                        Months
The following per share data and ratios have been derived               Ended
from information provided in the financial statements.                 Jan. 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000      1999      1998      1997
Per Share           Net asset value, beginning of period              $  10.24   $  10.39  $  10.69  $  10.72   $  10.34
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .12        .31       .36       .41        .46
                    Realized and unrealized gain (loss) on
                    investments--net                                       .36      (.10)     (.27)       .03        .38
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .48        .21       .09       .44        .84
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.12)      (.31)     (.36)     (.41)      (.46)
                      Realized gain on investments--net                  (.12)      (.04)      --++     (.04)         --
                      In excess of realized gain on
                      investments--net                                      --      (.01)     (.03)     (.02)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.24)      (.36)     (.39)     (.47)      (.46)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.48   $  10.24  $  10.39  $  10.69   $  10.72
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                4.66%+++      2.16%      .81%     4.16%      8.29%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                      3.59%*      2.94%     2.23%     1.80%      1.44%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            4.04%*      3.39%     2.68%     2.25%      2.51%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              2.21%*      3.05%     3.40%     3.79%      4.36%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    861   $    825  $    981  $  1,202   $    843
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                    .00%     43.29%     9.12%    61.45%     41.07%
                                                                      ========   ========  ========  ========   ========


                  *Annualized.
                 **Total investment returns exclude the effects of sales loads.
                 ++Amount is less than $.01 per share.
                +++Aggregate total investment return.

                   See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                           Class D

                                                                       For the
                                                                         Six
                                                                        Months
The following per share data and ratios have been derived               Ended
from information provided in the financial statements.                 Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000     1999      1998       1997
Per Share           Net asset value, beginning of period              $  10.23   $  10.39  $  10.69  $  10.71   $  10.34
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .15        .36       .42       .46        .51
                    Realized and unrealized gain (loss) on
                    investments--net                                       .37      (.11)     (.27)       .04        .37
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .52        .25       .15       .50        .88
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.15)      (.36)     (.42)     (.46)      (.51)
                      Realized gain on investments--net                  (.12)      (.04)      --++     (.04)         --
                      In excess of realized gain on
                      investments--net                                      --      (.01)     (.03)     (.02)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.27)      (.41)     (.45)     (.52)      (.51)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.48   $  10.23  $  10.39  $  10.69   $  10.71
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                5.03%+++      2.58%     1.32%     4.79%      8.73%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                      3.05%*      2.41%     1.73%     1.29%       .92%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            3.50%*      2.86%     2.18%     1.74%      2.03%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              2.77%*      3.57%     3.90%     4.29%      4.87%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    362   $    515  $    971  $  1,162   $  1,027
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                    .00%     43.29%     9.12%    61.45%     41.07%
                                                                      ========   ========  ========  ========   ========



                  *Annualized.
                 **Total investment returns exclude the effects of sales loads.
                 ++Amount is less than $.01 per share.
                +++Aggregate total investment return.

                   See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Arkansas Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing portfolio holdings or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.



Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001



(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities under a different method effective August 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of July 31, 2001.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 2001, FAM earned fees of $15,373, of which $12,578 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance   Distribution
                                       Fee            Fee

Class B                                .25%           .25%
Class C                                .25%           .35%
Class D                                .10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                           MLFD          MLPF&S

Class D                                     $5            $68


For the six months ended January 31, 2001, MLPF&S received contingent deferred sales charges of $206 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $16,362 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAMfor the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Sales of investments, excluding short-term securities, for the six months ended January 31, 2001 were $1,037,661.

Net realized gains for the six months ended January 31, 2001 and net unrealized gains as of January 31, 2001 were as follows:

                                      Realized     Unrealized
                                       Gains         Gains

Long-term investments                 $29,061       $427,731
                                      -------       --------
Total                                 $29,061       $427,731
                                      =======       ========


As of January 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $427,731, all of which related to appreciated securities. The aggregate cost of investments at January 31, 2001 for Federal income tax purposes was $4,570,827.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $1,084,249 and $3,041,477 for the six months ended January 31, 2001 and for the year ended July 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                             2,981    $    30,876
Shares issued to shareholders
in reinvestment of dividends
and distributions                       2,128         22,103
                                  -----------    -----------
Total issued                            5,109         52,979
Shares redeemed                       (44,085)      (455,126)
                                  -----------    -----------
Net decrease                          (38,976)   $  (402,147)
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                             6,929    $    69,999
Shares issued to shareholders
in reinvestment of dividends
and distributions                       6,108         61,464
                                  -----------    -----------
Total issued                           13,037        131,463
Shares redeemed                       (92,383)      (927,010)
                                  -----------    -----------
Net decrease                          (79,346)   $  (795,547)
                                  ===========    ===========


Class B Shares for the Six Months                   Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                             9,644    $    99,527
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,782         18,524
                                  -----------    -----------
Total issued                           11,426        118,051
Shares redeemed                       (63,357)      (653,539)
                                  -----------    -----------
Net decrease                          (51,931)   $  (535,488)
                                  ===========    ===========


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001


Class B Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                             5,038    $    50,648
Shares issued to shareholders
in reinvestment of dividends
and distributions                       5,830         58,669
                                  -----------    -----------
Total issued                           10,868        109,317
Automatic conversion of shares         (5,142)       (52,655)
Shares redeemed                      (171,553)    (1,729,563)
                                  -----------    -----------
Net decrease                         (165,827)   $(1,672,901)
                                  ===========    ===========


Class C Shares for the Six Months                   Dollar
Ended January 31, 2001                Shares        Amount

Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,709    $    17,785
Shares redeemed                          (104)        (1,097)
                                  -----------    -----------
Net increase                            1,605    $    16,688
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares issued to shareholders
in reinvestment of dividends
and distributions                       2,803    $    28,218
Shares redeemed                       (16,623)      (168,143)
                                  -----------    -----------
Net decrease                          (13,820)   $  (139,925)
                                  ===========    ===========


Class D Shares for the Six Months                   Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                               167    $     1,728
Shares issued to shareholders
in reinvestment of dividends
and distributions                         278          2,878
                                  -----------    -----------
Total issued                              445          4,606
Shares redeemed                       (16,242)      (167,908)
                                  -----------    -----------
Net decrease                          (15,797)   $  (163,302)
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                               342    $     3,456
Automatic conversion of shares          5,142         52,655
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,315         13,270
                                  -----------    -----------
Total issued                            6,799         69,381
Shares redeemed                       (49,936)      (502,485)
                                  -----------    -----------
Net decrease                          (43,137)   $  (433,104)
                                  ===========    ===========


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended January 31, 2001.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2001


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Arthur Zeikel, Trustee of Merrill Lynch Arkansas Municipal Bond
Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.